Plant and equipment, net	12 Months Ended
Jun. 30, 2013
Property, Plant and Equipment [Abstract]
Plant and equipment, net

Note 9 –Plant and equipment, net

Plant and equipment consisted of the following:

	June 30, 2013	June 30, 2012
Buildings and improvements	$11,066,523	$10,833,976
Mine development cost	11,691,720	11,446,035
Machinery and equipment	7,478,106	7,320,964
Other equipment	446,775	436,810
Total	30,683,124	30,037,785
Less accumulated depreciation	(15,413,358)	(13,825,801)
Total plant and equipment, net	$15,269,766	$16,211,984

Depreciation expense amounted to $1,270,847, and $1,352,871 for the years ended June 30, 2013, and 2012, respectively. No depreciation expense was incurred for mining-related assets due to the shutdown of all coal mine operations since September 2011.